Exhibit 10.1
1992 POWELL INDUSTRIES, INC.
STOCK OPTION PLAN

ARTICLE I. PLAN
     1.1 PURPOSE. This instrument amends Section 4.2 of the Plan and restates the Plan. The Plan was originally adopted as the “1989 Powell Industries, Inc. Stock Option Plan”, effective March 17, 1989, and was previously amended and restated effective January 1, 1992, which amendment and restatement renamed the Plan the “1992 Powell Industries, Inc. Stock Option Plan.” All Options and Awards granted prior to December 31, 1991, will remain subject to all of the terms and conditions of the Plan prior to the first amendment and restatement which was effective January 1, 1992, and all Options, Reload Options, Stock Appreciation Rights, and Awards issued on or after that date and prior to the effective date of this amendment and restatement will be subject to the terms and conditions of the Plan as first amended and restated. All Options, Reload Options, Stock Appreciation Rights, and Awards issued on or after the effective date of this amendment and restatement will be subject to the terms and conditions of the Plan as hereby amended and restated. This Plan continues to be a Plan for key employees of the Company and is intended to advance the best interests of the Company and its shareholders by providing those persons who have a substantial responsibility for the Company’s growth with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue their employment with the Company.
     1.2 EFFECTIVE DATE OF PLAN. The Plan became effective on March 17, 1989 and the first amendment and restatement became effective January 1, 1992. This amendment and restatement shall become effective on January 1, 1996, if within one year of that date it shall have been approved by the holders of at least a majority of the outstanding shares of voting stock of the Company voting in person or by proxy at a duly held stockholders’ meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders. No Option, Reload Option, Stock Appreciation Right, or Award shall be granted pursuant to the Plan after March 16, 1999.
ARTICLE II. DEFINITIONS
     The words and phrases defined in this Article shall have the meaning set out in the definition unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.
     2.1 “AFFILIATE” shall mean any parent corporation and any subsidiary corporation. The term “parent corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term “subsidiary corporation” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing

50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.
     2.2 “AWARD” shall mean an award of Restricted Stock.
     2.3 “BOARD OF DIRECTORS” shall mean the board of directors of Powell Industries, Inc.
     2.4 “CODE” shall mean the Internal Revenue Code of 1986, as amended.
     2.5 “COMMITTEE” shall mean the Compensation Committee of the Board of Directors, exclusive of any person who is not a Disinterested Person.
     2.6 “COMPANY” shall mean Powell Industries, Inc., a Nevada corporation.
     2.7 “DISINTERESTED PERSON” shall mean a “disinterested person” as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934.
     2.8 “EMPLOYEE” shall mean a person employed by the Company or an Affiliate to whom an Option, a Reload Option, a Stock Appreciation Right, or an Award is granted.
     2.9 “FAIR MARKET VALUE” of the Stock as of any date shall mean (i) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (ii) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ National Market System; or (iii) if the Stock is not listed on the NASDAQ National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (iv) if none of the foregoing is applicable, the average between the closing bid and ask prices per share of stock on the last preceding date on which those prices were reported or that amount as determined by the Committee.
     2.10 “INCENTIVE OPTION” shall mean an Option granted under this Plan which is designated as an “Incentive Option” and satisfies the requirements of Section 422 of the Code.
     2.11 “MATURITY DATE” shall mean the date the Stock Appreciation Right given in a Stock Appreciation Rights Agreement vests.
     2.12 “NONQUALIFIED OPTION” shall mean an Option other than an Incentive Option.
     2.13 “OPTION” shall mean an option granted under this Plan to purchase shares of Stock.

     2.14 “OPTION AGREEMENT” shall mean the written agreement which sets out the terms of an Option and/or Reload Option.
     2.15 “PLAN” shall mean the 1992 Powell Industries, Inc. Stock Option Plan, as amended and restated as set out in this document and as it may be amended from time to time.
     2.16 “RELOAD OPTION” shall mean an Option which the Committee may, in its sole discretion, grant in connection with the issuing of an Option if the exercise price of the Option is paid in whole or in part, by exchanging Stock owned by the Employee. A Reload Option shall be an Incentive Option or Nonqualified Option depending on the type of Option previously granted under the Option Agreement containing the Reload Option feature. The Reload Options will be subject to the same restrictions and provisions of the Plan as the original Option, except when specific changes are set out in the Option Agreement.
     2.17 “RESTRICTED STOCK” shall mean stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan. The terms and conditions of the Restricted Stock shall be determined by the Committee.
     2.18 “RESTRICTED STOCK AGREEMENT” shall mean the agreement between the Company and the Employee under which the Employee is awarded or may purchase Restricted Stock.
     2.19 “RESTRICTED STOCK PURCHASE PRICE” shall mean the purchase price per share of Restricted Stock subject to an Award. The Restricted Stock Purchase Price shall be determined by the Committee. It may be greater than or less than the Fair Market Value of the Stock on the date of the grant or Award.
     2.20 “STOCK” shall mean the common stock of the Company, $.01 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.
     2.21 “STOCK APPRECIATION RIGHT” shall mean a right granted to an Employee under the terms of the Plan to receive an amount equal to the excess of the Fair Market Value of one share of Stock as of the date of exercise of the Stock Appreciation Right over the price per share of Stock specified in the Stock Appreciation Rights Agreement or Option Agreement of which it is a part.
     2.22 “STOCK APPRECIATION RIGHTS AGREEMENT” shall mean the written agreement which sets out the terms of a Stock Appreciation Right. All of the terms and conditions of a Stock Appreciation Right shall be determined by the Committee.
     2.23 “10% SHAREHOLDER” shall mean an individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.
ARTICLE III. ELIGIBILITY. The individuals who shall be eligible to receive Incentive Options, Nonqualified Options, Reload Options, Stock Appreciation Rights, and Awards of Restricted Stock shall be those key employees as the Committee shall determine from time to time. However, no member of the Committee shall be eligible to receive any Option, Reload Option, Stock Appreciation Right or Award of Restricted Stock or to receive stock, stock options, or stock appreciation rights under any other plan of the Company or any of its Affiliates, if receipt of it would cause the individual not to be a Disinterested Person. The Board of Directors may designate one or more individuals who shall not be eligible to receive any Option, Reload Option, Stock Appreciation Right, or Award of Restricted Stock under this Plan or under other similar plans of the Company.
ARTICLE IV. GENERAL PROVISIONS RELATING TO OPTIONS, RELOAD OPTIONS, STOCK APPRECIATION RIGHTS AND AWARDS
     4.1 AUTHORITY TO GRANT OPTIONS, RELOAD OPTIONS, STOCK APPRECIATION RIGHTS AND AWARDS. The Committee may grant to those key Employees as it shall from time to time determine, Options, Reload Options, Stock Appreciation Rights, or Awards of Restricted Stock under the terms and conditions of this Plan. Subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Option, Reload Option, Stock Appreciation Right or Award of Restricted Stock to be granted to an Employee shall be as determined by the Committee.
     4.2 DEDICATED SHARES. The total number of shares of Stock with respect to which Options, Reload Options, Stock Appreciation Rights and Awards may be granted under this Plan shall be 2,700,000 shares. That number of shares shall be subject to adjustment in accordance with the provisions of Section 4.6. The shares may be treasury shares or authorized but unissued shares. In the event that any outstanding Option, Reload Option, Stock Appreciation Right or Award shall expire or terminate for any reason or any Option, Reload Option, Stock Appreciation Right or Award is surrendered, the shares of Stock and the Stock Appreciation Rights, if any, allocable to the unexercised portion of that Option, Reload Option, Stock Appreciation Right or Award may again be subject to an Option, Reload Option, Stock Appreciation Right or Award under this Plan.
     4.3 NON-TRANSFERABILITY OF OPTIONS, RELOAD OPTIONS, STOCK APPRECIATION RIGHTS AND AWARDS. Options, Reload Options and Stock Appreciation Rights shall not be transferable by the Employee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Employee’s lifetime, only by him. Restricted Stock shall be purchased or earned under a Restricted Stock Agreement during the Employee’s lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Restricted Stock Agreement shall terminate the Award and all rights of the Employee to that Restricted Stock.
     4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Option, Reload Option, Stock Appreciation Right or Award if issuing that Stock would constitute or result in a violation by the Employee or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option, Reload Option, Stock Appreciation Right or Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option, Reload Option, Stock Appreciation Right or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option, Reload Option, Stock Appreciation Right or Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option, Reload Option, Stock Appreciation Right or Award or the issuance of shares under any of them to comply with any law or regulation of any governmental authority.
     4.5 NO RIGHTS AS STOCKHOLDER. No Employee shall have any rights as a stockholder with respect to Stock covered by his Option, Reload Option, Stock Appreciation Right or Award until the date a stock certificate is issued for the Stock unless the granting agreement specifically gives him a right.
     4.6 CHANGES IN THE COMPANY’S CAPITAL STRUCTURE. The existence of outstanding Options, Reload Options, Stock Appreciation Rights, or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options or Reload Options under this Agreement shall be appropriately adjusted in such a manner as to entitle an Employee to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares as he would have received had he exercised his Option or Reload Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment. In addition, if the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction in the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, the Committee shall make an appropriate adjustment in the number of Stock Appreciation Rights and/or Awards created under the Plan.
     If the Company is merged or consolidated with another corporation or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option or Reload Option shall be entitled, upon exercise of the Option or Reload Option, to receive, in lieu of shares of Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares as to which the Option and Reload Option shall be so exercised; (b) the Board of Directors may waive any limitations set out in or imposed under this Plan so that all Options, from and after a date prior to the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (c) all outstanding Options may be canceled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option and any underlying Reload Option in full (without regard to any limitations set out in or imposed under the Plan) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale or other disposition and, if in the event all outstanding Options and Reload Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options or Reload Options, the Board of Directors may limit the exercise of the Options and Reload Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options and Reload Options may be exercised and the number of shares of Stock for which Options and Reload Options may be exercised shall be solely within the discretion of the Board of Directors.

     After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Employee shall be entitled to have his Stock Appreciation Rights and/or Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation. If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unmatured Stock Appreciation Rights remain outstanding under the Plan, all outstanding Stock Appreciation Rights shall be cancelled as of the effective date of the merger, consolidation, liquidation or sale but payment shall be made under the Agreement prior to its cancellation as though each Stock Appreciation Right matured on the effective date of the merger, consolidation, liquidation or sale.
     The issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of it shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Options, Reload Options, Stock Appreciation Rights or Awards then subject to outstanding grants.
     4.7 ELECTION UNDER SECTION 83(B) OF THE CODE. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Options, Reload Options, Stock Appreciation Rights and/or Awards issued to him under this Plan.
ARTICLE V. OPTIONS AND RELOAD OPTIONS
     5.1 TYPE OF OPTION. The Committee shall specify whether a given Option shall constitute an Incentive Option or a Nonqualified Option.
     5.2 OPTION PRICE. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased shall be more than 100% of Fair Market Value. In the case of any 10% Shareholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted.
     The price at which shares of Stock may be purchased under a Nonqualified Option shall be the price determined by the Committee in its discretion, so long as the price is not less than the par value of the shares of Stock on the date the Option is granted.

     5.3 DURATION OF OPTIONS. No Option shall be exercisable after the expiration of 10 years from the date the Option is granted. A Reload Option shall have a term which is no longer than the original term of the underlying Option unless it is expressly provided otherwise in the Option Agreement. In the case of a 10% Shareholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.
     5.4 AMOUNT EXERCISABLE. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the Optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the Options shall be treated as Nonqualified Options.
     5.5 EXERCISE OF OPTIONS. Options shall be exercised by the delivery of written notice to the Committee setting forth the number of shares with respect to which the Option is to be exercised, together with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares, (b) Stock at the Fair Market Value on the date of exercise, and/or (c) any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for the shares are to be mailed. As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Employee certificates for the number of shares with respect to which the Option has been exercised, issued in the Employee’s name. If shares of Stock are used in payment, the Fair Market Value of the shares of Stock tendered must be less than the Option Price of the shares being purchased and the difference must be paid by check. Delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the optionee, at the address specified by the Employee.
     5.6 EXERCISE ON TERMINATION OF EMPLOYMENT. Unless it is expressly provided otherwise in the Option Agreement, Options (including Reload Options) shall terminate immediately upon severance of employment of the Employee from the Company for any reason, with or without cause, other than death, retirement for age or disability under the then established rules of the Company or severance for disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee shall be determined by the Committee at that time.
     If, before the expiration of an Incentive Option, the Employee shall be retired in good standing from the employ of the Company because of his age under the then established rules of the Company, the Incentive Option shall terminate on the earlier of the Option’s expiration date or one day less than three months after his retirement. If before the expiration of a Nonqualified Option, the Employee shall be retired in good standing from the employ of the Company because of his age under the then established rules of the Company, the Nonqualified Option shall terminate on the earlier of the Option’s expiration date or one day more than six months after his retirement. In the event of retirement for age the Employee shall have the right prior to the termination of the Option to exercise the Option, but without the right to exercise any Reload Option feature of the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement unless it is expressly provided otherwise in the Option Agreement.
     If, before the expiration of an Option, the Employee shall be retired for disability under the then established rules of the Company, or severed from the employ of the Company for disability, the Option shall terminate on the earlier of the Option’s expiration date or one day less than one year after the date he retired or was severed because of disability. In the event that the Employee shall be retired for disability under the then established rules of the Company or severed from the employ of the Company for disability, the Employee shall have the right prior to the termination of the Option to exercise the Option, but without the right to exercise any Reload Option feature of the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement or severance of employment for disability unless it is expressly provided otherwise in the Option Agreement.
     If, before the expiration of an Option, the Employee, whether in the employ of the Company or after he has retired for age or disability or was severed for disability, dies the Option shall continue until the earlier of the Option’s expiration date or one year following the date of his death. After the death of the Employee, his executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option’s termination, to exercise it, but without the right to exercise any Reload Option feature, to the extent to which he was entitled to exercise it immediately prior to the death unless it is expressly provided otherwise in the Option Agreement.
     In determining the employment relationship between the Company and the Employee, employment by any Affiliate shall be considered employment by the Company, as shall employment by a corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, or by a parent corporation or subsidiary corporation of the corporation issuing or assuming a stock option (and for this purpose, the phrase “corporation issuing or assuming a stock option” shall be substituted for the word “Company” in the definitions of parent corporation and subsidiary corporation in Section 2.1, and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code).
     5.7 RELOAD OPTIONS. From time to time, the Committee may grant Reload Options to Employees. The time of grant of a Reload Option shall be the time the Employee surrenders the shares of Stock with respect to which the Reload Option is granted. The Reload Option shall be for the number of shares of Stock surrendered by the Employee as payment upon the exercise of the previously granted Option. The Reload Option shall be subject to the following restrictions: (a) the Reload Option shall be subject to the same restrictions on exercise and other Plan rules that are imposed on the underlying Option which contained the Reload Option feature; and (b) the Reload Option shall not be exercisable until the expiration of any retention holding period imposed on the disposition of any shares of Stock covered by the underlying Option which contained the Reload Option Feature unless it is expressly provided otherwise in the Option Agreement.
     5.8 SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Board of Directors, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.
ARTICLE VI. STOCK APPRECIATION RIGHTS
     6.1 STOCK APPRECIATION RIGHTS INCLUDED IN OPTIONS. Stock Appreciation Rights may be included in any Option granted to permit the Employee to surrender the Option or a portion of it which is then exercisable and receive in exchange an amount equal to the excess of the Fair Market Value of the Stock covered by the Option surrendered, or a portion of it, determined on the date of surrender, over the aggregate Option price of the Stock. If authorized by the Committee, an Employee may, by providing written notice to the Committee, elect to surrender all or any portion of an Option for Stock Appreciation Rights.
     Stock Appreciation Rights included in Options may be exercised only when the Fair Market Value of the Stock covered by the Option surrendered exceeds the Option price of the Stock. Each of the Stock Appreciation Rights included in an Option (a) shall have a term no later than the term of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of the Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised. The limitations set out in this paragraph may be changed by the Committee in the grant of the Option and/or Stock Appreciation Rights except when the grant is of Stock Appreciation Rights granted in connection with an Incentive Option.
     6.2 STOCK APPRECIATION RIGHTS NOT INCLUDED IN OPTIONS. The grant to an Employee of a Stock Appreciation Right that is not a feature of an Option shall, subject to the conditions contained in the Stock Appreciation Rights Agreement, entitle the Employee to an amount equal to the excess of the Fair Market Value of a share of Stock as of the date of exercise of the Stock Appreciation Right over the Fair Market

Value of a share of Stock as of the date that the Stock Appreciation Right is granted. The Committee shall fix the term of the Stock Appreciation Right which may not be in excess of 10 years from the date the Stock Appreciation Right is granted. Within the 10 year period the Committee may, in its discretion, provide that portions of the grant may mature at intervals throughout the period.
     6.3 PAYMENT ON EXERCISE OF A STOCK APPRECIATION RIGHT. Upon exercise of Stock Appreciation Rights, the Committee may pay the Employee in shares of Stock valued at Fair Market Value, in cash, or partly in cash and partly in shares of Stock as the Committee determines in the exercise of its sole discretion.
     6.4 EXERCISE ON TERMINATION OF EMPLOYMENT. Any Stock Appreciation Right included in an Incentive Option shall expire because of termination of employment at the time the underlying Option expires. Any Stock Appreciation Right included in a Nonqualified Option or not included in an Option shall expire as provided for Nonqualified Options in Section 5.6 generally unless it is expressly provided otherwise in the Option Agreement and/or the Stock Appreciation Rights Agreement.
ARTICLE VII. AWARDS
     7.1 AWARD AND RESTRICTED STOCK AGREEMENT. Each Award granted shall be evidenced by a written Restricted Stock Agreement dated as of the date of grant of the Award and executed by the Company and the Employee. The Restricted Stock Agreement may vary any terms and conditions as the Committee determines to be appropriate, including without limitation: (a) conditions consistent with Section 16(b) of the Securities Exchange Act of 1934 and the rules and regulations promulgated under it, as the same may be amended from time to time, (b) the period during which the Award may be exercised, (c) the manner of exercising the Award, (d) the minimum number of shares of Stock for which the Award may be exercised, (e) the withholding of taxes in connection with the exercise of the Award, (f) the period during which the Restricted Stock may vest, (g) termination of Award rights upon certain events and (h) any other matters the Committee shall determine. If any payment is required to exercise the Award, subject to any restrictions as the Committee, in its sole discretion, may include in the Restricted Stock Agreement, upon payment by the Employee of the Restricted Stock Purchase Price, the Employee shall have all of the rights of a shareholder with respect to the Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect to it.
     7.2 RESTRICTION PERIOD. No Award granted may have restrictions continuing beyond 10 years from the date of the Award.
     7.3 EXERCISE ON TERMINATION OF EMPLOYMENT. Any Award which has not been exercised or upon which restrictions have not lapsed will expire upon termination of the Employee’s employment with the Company or its Affiliates unless it is expressly provided otherwise in the Award.

ARTICLE VIII. ADMINISTRATION
     The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan, Options, Reload Options, Stock Appreciation Rights, or Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options granted under it which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:
          (a) determine the Employees to whom and the time or times at which Options and/or Reload Options (with or without Stock Appreciation Rights), Stock Appreciations Rights, or Awards will be made,
          (b) determine the number of shares and the purchase price of Stock covered in each Option, Reload Option, Stock Appreciation Right, or Award,
          (c) determine the terms, provisions and conditions of each Option, Reload Option, Stock Appreciation Right and Award, which need not be identical,
          (d) define the effect, if any, on an Option, Reload Option, Stock Appreciation Right or Award of the death, disability, retirement, or termination of employment of the Employee,
          (e) prescribe, amend and rescind rules and regulations relating to the Plan, and
          (f) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of the Plan.
     The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.
ARTICLE IX. AMENDMENT OR TERMINATION OF PLAN. The Board of Directors may modify, revise or terminate this Plan at any time and from time to time. However, without the further approval of the holders of at least a majority of the outstanding shares of Stock, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required, the Board of Directors may not (a) change the aggregate number of shares of Stock which may be issued under Incentive Options or under all Options, Reload Options, Stock Appreciation Rights or Awards which may be issued under this Plan, (b) change the class of individuals eligible to receive Options, Reload Options, Stock Appreciation Rights, or Awards or (c) decrease the option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted. The Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.
ARTICLE X. MISCELLANEOUS
     10.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Employee under this Plan. All amounts at any time attributable to Stock Appreciation Rights granted shall be solely a charge upon the Company, and all Employees shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.
     10.2 NO EMPLOYMENT OBLIGATION. The granting of any Option, Reload Option, Stock Appreciation Right, or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or Affiliate any obligation to employ or continue to employ any Employee. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option, a Reload Option, a Stock Appreciation Right, or an Award has been granted to him.
     10.3 FORFEITURE. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that the Employee, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a financial or other interest, whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Employee shall forfeit all outstanding Options, Reload Options, and Stock Appreciation Rights, and all outstanding Awards which have not fully vested, including all rights related to such matters, and including all unexercised Options and/or Reload Options, and exercised Options and/or Reload Options, Stock Appreciation Rights and other elections pursuant to which the Company has not yet delivered a stock certificate, and any additional Options not yet granted pursuant to a Reload Option. Clause (b) shall not be deemed to have been violated solely by reason of the Employee’s ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation, and if written notice of the ownership is given the Committee by the Employee within 60 days after the later of the date on which the Employee is notified of a grant of an Option,

Reload Option, Stock Appreciation Right, or Award under this Plan or the date on which the Employee acquires the ownership.
     The decision of the Committee as to the cause of the Employee’s discharge, the damage done to the Company or an Affiliate, and the extent of the Employee’s competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner. To provide the Company with an opportunity to enforce this Section, no certificate for Stock may be issued under this Plan without the certification by the Committee that no action forbidden by this provision has been raised for their determination.
     10.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Employee any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option, a Reload Option, a Stock Appreciation Right or an Award. In the alternative, the Company may require the Employee (or other person exercising the Option, Reload Option or Stock Appreciation Right or receiving the Award) to pay the sum directly to the employer corporation. If the Employee (or other person exercising the Option, Reload Option, the Stock Appreciation Right, or receiving the Award) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise. The Company shall have no obligation upon exercise of any Option, Reload Option, Stock Appreciation Right or receipt of an Award until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise is sufficient to cover all sums due with respect to that exercise. The Company shall not be obligated to advise an Employee of the existence of the tax or the amount which the employer corporation will be required to withhold.
     10.5 WRITTEN AGREEMENT. Each Option, Reload Option, Stock Appreciation Right and Award shall be embodied in a written Option Agreement, Stock Appreciation Rights Agreement, or Restricted Stock Agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Employee and by a member of the Committee on behalf of the Committee and the Company. The Option Agreement, Stock Appreciation Rights Agreement, or Restricted Stock Agreement may contain any other provisions that the Committee in its discretion shall deem advisable.
     10.6 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of the Plan, the Company shall indemnity each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors (a) in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.
     10.7 GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.
     10.8 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.
     10.9 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.
     10.10 OTHER OPTIONS OR AWARDS. The grant of an Option, Reload Option, Stock Appreciation Right, or Award shall not confer upon the Employee the right to receive any future or other Options, Reload Options, Stock Appreciation Rights or Awards under this Plan, whether or not Options, Reload Options, Stock Appreciation Rights or Awards may be granted to similarly situated Employees, or the right to receive future Options, Reload Options, Stock Appreciation Rights or Awards upon the same terms or conditions as previously granted.
     10.11 GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas and, to the extent applicable, the laws of the United States.

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